UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2013

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NEW SOURCE ENERGY PARTNERS L.P.

(Exact name of registrant as specified in its charter)

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Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 North Broadway, Suite 230

Oklahoma City, Oklahoma 73102

(405) 272-3028

(Address of Principal Executive Offices, Including Zip Code)

Not Applicable.
(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 23, 2013, New Source Energy Partners L.P., a Delaware limited partnership (the “Partnership”) completed an acquisition of a 10% working interest in certain oil and gas properties located in Oklahoma (the “Assets”) from Scintilla, LLC, an Oklahoma limited liability company (“Scintilla”), pursuant to a Purchase and Sale Agreement dated such date. As consideration for the Assets, the Partnership paid a total of $3,800,000.00 in cash to Scintilla. The acquisition of the Assets closed on July 23, 2013, with an effective date of May 1, 2013.

The Assets are located in the Golden Lane field, where the majority of the Partnership’s current assets are located. Based on internal Partnership estimates, these additional interests had estimated proved reserved of 414.8 MBoe as of May 1, 2013, of which 6% are oil and 58.6% are natural gas liquids. The Partnership previously acquired a separate working interest in the same Assets from New Source Energy Corporation, as disclosed in the Partnership’s Current Report on Form 8-K dated May 31, 2013 and filed with the Securities and Exchange Commission on June 5, 2013.

Relationships

Scintilla’s sole beneficial owner is David J. Chernicky, the Chairman of the Board of Directors of New Source Energy GP, LLC, the general partner of the Partnership (the “General Partner”). The conflicts committee of the Board of Directors of the General Partner, each member of which meets the New York Stock Exchange listing standards for independence, unanimously approved the Partnership’s acquisition of the Assets and the consideration to be paid by the Partnership for such Assets. The Board of Directors, including each member of its conflicts committee, reviewed information relating to the estimated value of the proved reserves associated with the Assets and concluded that the acquisition of the Assets was fair to the Partnership.

Item 8.01	Other Events

On July 29, 2013, the Partnership issued a press release announcing the acquisition of the Assets as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1*	Purchase and Sale Agreement between New Source Energy Partners L.P. and Scintilla, LLC dated July 23, 2013
99.1	Press release dated July 29, 2013

*

Pursuant to the rules of the Securities and Exchange Commission, the remaining schedules and similar attachments to these agreements have not been filed herewith. The Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: July 29, 2013		By:	/s/ Kristian B. Kos
		Name:	Kristian B. Kos
		Title:	President and Chief Executive Officer